Exhibit 8.1

List of Principal Subsidiaries and Consolidated Affiliated Entities of Sea Limited

Name of Entity*	Place of Incorporation
Edenway Holdings Limited	Cayman Islands
Foody Limited	Cayman Islands
Garena Limited	Cayman Islands
Happymall Limited	Cayman Islands
Locust Walk A1 Holdings Limited	Cayman Islands
Northern Point Technology Limited	Cayman Islands
Ocha Limited	Cayman Islands
Ray Eagle Limited	Cayman Islands
SCommerce Southeast Asia Limited	Cayman Islands
SCVN Limited	Cayman Islands
Sea Services Limited	Cayman Islands
Sea Services Holdings Limited	Cayman Islands
SeaIn Limited	Cayman Islands
SeaIn PL Limited	Cayman Islands
SeaInfra ID Limited	Cayman Islands
SeaInfra Technology Limited	Cayman Islands
SeaMoney (Credit) Limited	Cayman Islands
SeaMoney Digital Services Limited	Cayman Islands
SeaMoney Holding Limited	Cayman Islands
SeaMoney Holding PH Limited	Cayman Islands
SeaMoney International Inc.	Cayman Islands
SeaMoney (Payment) Limited	Cayman Islands
SEA Partnerships C1 Holdings Limited	Cayman Islands
Sea Ventures Limited	Cayman Islands
Shopee Limited	Cayman Islands
Shopee Logistics Services Limited	Cayman Islands
SHPS Limited	Cayman Islands
SPPIN Limited	Cayman Islands
SPX Express Limited	Cayman Islands
Wahoo Holding Limited	Cayman Islands
Airview Investment Pte. Ltd.	Singapore
Garena International II Private Limited	Singapore
Garena Mobile Private Limited	Singapore
Garena Online Private Limited	Singapore
Garena Ventures Private Limited	Singapore
Garena Vietnam Private Limited	Singapore
Good Mobile Games Private Limited	Singapore
GRNX Private Limited	Singapore
Hevolve Private Limited	Singapore
Lion City Sailors Private Limited	Singapore
MariBank Singapore Private Limited	Singapore
Moco Studios Private Limited	Singapore

Monee Credit Holding BR Fund Private Limited	Singapore
Monee Credit Holding MY Private Limited	Singapore
Monee Credit Holding PH Private Limited	Singapore
Northern Point Technology Holding Private Limited	Singapore
Northern Point Technology II Private Limited	Singapore
Northern Point Technology Private Limited	Singapore
Ray Eagle Private Limited	Singapore
SCommerce Private Limited	Singapore
SEA Partnerships S1 Holdings Private Limited	Singapore
SeaIn IG Private Limited	Singapore
SeaIn IL Private Limited	Singapore
SeaIn PG Private Limited	Singapore
SeaInfra (ID) I Private Limited	Singapore
SeaMoney (Credit) TH Private Limited	Singapore
SeaMoney (Payment) Private Limited	Singapore
SeaMoney (Payment) TH Private Limited	Singapore
SeaMoney Holding PH Private Limited	Singapore
SeaMoney Singapore Private Limited	Singapore
SeaTalk Private Limited	Singapore
Shopee International IV Private Limited	Singapore
Shopee International Private Limited	Singapore
Shopee International VI Private Limited	Singapore
Shopee IP Singapore Private Limited	Singapore
Shopee Logistics Services Private Limited	Singapore
Shopee Singapore Private Limited	Singapore
Shopee Taiwan Private Limited	Singapore
Shopee Ventures Private Limited	Singapore
ShopeePay Private Limited	Singapore
SHPP Services I Private Limited	Singapore
SHPS I Private Limited	Singapore
SPPIN I Private Limited	Singapore
SPPIN II Private Limited	Singapore
SPX Express BR Private Limited	Singapore
SPX Express Private Limited	Singapore
SPX Express VN Private Limited	Singapore
PT Bank SeaBank Indonesia	Indonesia
PT Commerce Finance	Indonesia
PT Danadipa Artha Indonesia	Indonesia
PT Data Center Galaxis	Indonesia
PT Garena Indonesia	Indonesia
PT Gudang SPE Indonesia	Indonesia
PT Nusantara Ekspres Kilat	Indonesia
PT Nusantara Pasifik Investama	Indonesia
PT Shopee International Indonesia	Indonesia
Garena Technology Private Limited Taiwan Branch	Taiwan
Happymall SCommerce (Taiwan) Co., Ltd.	Taiwan
ShopeePay (Taiwan) Co., Ltd.	Taiwan
Shopee (Taiwan) Co., Ltd.	Taiwan
Shopee Taiwan Private Limited Taiwan Branch	Taiwan

ShopeePay Joint Stock Company	Vietnam
Ocha Company Limited	Vietnam
Shopee Company Limited	Vietnam
SPX Express Company Limited	Vietnam
Vietnam Esports and Entertainment Joint Stock Company	Vietnam
Garena Online Holding 1 (Thailand) Co., Ltd.	Thailand
Garena Online (Thailand) Co., Ltd.	Thailand
Scommerce (Thailand) Co., Ltd.	Thailand
SeaMoney (Capital) Co., Ltd.	Thailand
SeaMoney (Capital) Holding 1 Co., Ltd.	Thailand
SeaMoney (Payment) Holding 1 Co., Ltd.	Thailand
SPX Express (Thailand) Co., Ltd.	Thailand
ShopeeFood Co., Ltd.	Thailand
ShopeePay (Thailand) Co., Ltd.	Thailand
Shopee (Thailand) Co., Ltd.	Thailand
Unicorn (Thailand) Co., Ltd.	Thailand
Unicorn Holding 2 (Thailand) Co., Ltd.	Thailand
SCommerce Philippines, Inc.	Philippines
SeaBank Philippines, Inc. (A Rural Bank)	Philippines
SeaInsure General Insurance Co., Inc.	Philippines
SeaInsure Life Insurance Co., Inc.	Philippines
SeaMoney (Credit) Finance Philippines, Inc. (dba SPayLater and SLoans)	Philippines
ShopeePay Philippines, Inc.	Philippines
Shopee Philippines Inc.	Philippines
SPX Philippines Inc.	Philippines
Garena Malaysia Sdn. Bhd.	Malaysia
SCommerce Trading Malaysia Sdn. Bhd.	Malaysia
SeaMoney Capital Malaysia Sdn. Bhd.	Malaysia
Shopee Mobile Malaysia Sdn. Bhd.	Malaysia
ShopeePay Malaysia Sdn. Bhd.	Malaysia
SPX Xpress (Malaysia) Sdn. Bhd.	Malaysia
Beijing Shopee Information Technology Co., Ltd.	China
Dongjing Investment Co., Ltd.	China
Shanghai Dongrui Information Technology Co., Ltd.	China
Shanghai Jingle Information and Technology Co., Ltd.	China
Shanghai Dongyang Information Technology Co., Ltd.	China
Shenzhen Shopee Information Technology Co., Ltd.	China
Shenzhen Shopee Logistics Network Technology Co., Ltd.	China
Garena Hong Kong Limited	Hong Kong
Shopee Hong Kong Limited	Hong Kong
SPPIN Services Hong Kong Limited	Hong Kong
SPX Express Hong Kong Limited	Hong Kong
Turbo Cash Hong Kong Limited	Hong Kong
SHPP Brazil Holding Ltda.	Brazil
SHPP Brazil Payment Institution and Payment Services Ltda.	Brazil
SHPS Technology and Services Ltda.	Brazil
SHPX Logistics Ltda.	Brazil
SeaInfra (US) Inc.	United States
Shopee Korea Company Limited	Korea
SPMX Technologies and Services, S.A. de C.V.	Mexico
SHPL sp. z o.o.	Poland

*Non-English names have been translated to English.